MANAGEMENT SERVICES AGREEMENT


    This agreement dated as of December 22, 1995 is among Casella Waste Systems, Inc. (the "Company"), BCI Growth III, L.P. ("BCI"), North Atlantic Venture Fund, L.P. ("NAV") and Vermont Venture Capital Fund, L.P. ("VVCF"). BCI, NAV and VVCF are sometimes hereinafter referred to as the "Advisors".


                                   Background
                                   ----------

    The Advisors are experienced in working with privately held companies such as the Company and in providing financial advisory services to such companies for purposes of enhancing shareholder value and positioning such companies for initial public offerings or sale.

    The Company wishes to retain the Advisors to provide such services.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Advisors hereby agree as follows:

    1. The Advisors shall provide such financial advisory services to the Company from time to time as the Company may reasonably request in order to assist the Company in enhancing shareholder value and positioning the Company for an initial public offering or sale. Such services shall include, without limitation, the following:

       a. reviewing the business and operations of the Company and analyzing its current and projected financial and operating performance;

       b. advising the Company on various financing strategies;

       c. evaluating the financing proposals that the Company may consider from time to time, including formulating negotiation strategy and assisting in negotiations, as requested;

       d. advising the Company on the selection of underwriters and the appropriate timing for an initial public offering, if requested by the Company; and

       e. assisting and advising the Company on any other matters related to the closing of any financing transaction in which the Company may be engaged.

    2. In consideration of the Advisors' agreement to provide the foregoing services, the Company shall pay to the Advisors a mutually acceptable fee. Such fee

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



shall be allocated among the Advisors in such proportions as they may agree among themselves and shall be payable only upon the following events:

       a. Upon the closing of the sale of shares of Class A Common Stock of the Company at a price at least equal to 175% of the then applicable Conversion Price of the Series D Preferred Stock (as defined in the Company's Amended and Restated Certificate of Incorporation) in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $20 million of gross proceeds to the Corporation;

       b. Upon (i) a merger or consolidation of the Company with or into any other corporation or corporations, other than (a) a merger of consolidation of a subsidiary of the Company with or into the Company or with or into any other subsidiary or (b) a merger in which the Company is the surviving corporation and which does not result in more than 50% of any class of the capital stock of the Company outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger; (ii) the sale of all or substantially all the assets of the Company; (iii) a sale, lease, transfer or other disposition (or the last such sale, lease, transfer or other disposition in a series of related transactions) resulting in the transfer of more than 50% of the outstanding capital stock of the Company to an unrelated and unaffiliated third party purchaser; or (iv) any other transaction (or the last such transaction in a series of related transactions) resulting in the transfer by John W. Casella and/or Douglas R. Casella to any one or more persons of an aggregate of more than twenty percent (20%) of the shares of any class of the Company's stock held by John W. Casella and/or Douglas R. Casella, or which creates in favor of any one or more persons the right, directly or indirectly, to acquire from John W. Casella and/or Douglas R. Casella shares which in the aggregate represent more than twenty percent (20%) of the shares of any class of the Company's stock held by John W. Casella and Douglas R. Casella; or

       c. upon the repurchase by the Company after December 31, 2000 of the warrants dated July 26, 1993 and May 25, 1994, or of the shares of Common Stock issued upon the exercise of such warrants, pursuant to the terms of the Repurchase Agreement dated as of December 22, 1995 between the Company and the holders of such warrants.


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



       IN WITNESS WHEREOF, the undersigned hereby execute this Agreement under seal as of the date set forth above.


                                           CASELLA WASTE SYSTEMS, INC.



                                           By:
                                               --------------------------------


                                           BCI GROWTH III, L.P.



                                           By:
                                               --------------------------------



                                           NORTH ATLANTIC VENTURE FUND, L.P.



                                           By:
                                               --------------------------------



                                           VERMONT VENTURE CAPITAL FUND, L.P.



                                           By:
                                               --------------------------------


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



       IN WITNESS WHEREOF, the undersigned hereby execute this Agreement under seal as of the date set forth above.


                                           CASELLA WASTE SYSTEMS, INC.



                                           By:
                                               --------------------------------



                                           BCI GROWTH III, L.P.

                                           BY:      TEANECK ASSOCIATES GENERAL
                                                    PARTNER



                                           By:
                                               --------------------------------
                                                Donald P. Remey
                                                General Partner




                                           NORTH ATLANTIC VENTURE FUND, L.P.



                                           By:
                                               --------------------------------



                                           VERMONT VENTURE CAPITAL FUND, L.P.



                                           By:
                                               --------------------------------



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



       IN WITNESS WHEREOF, the undersigned hereby execute this Agreement under seal as of the date set forth above.


                                           CASELLA WASTE SYSTEMS, INC.



                                           By: /s/ John W. Casella
                                               --------------------------------



                                           BCI GROWTH III, L.P.



                                           By: /s/ Donald P. Remey
                                               --------------------------------



                                           NORTH ATLANTIC VENTURE FUND, L.P.

                                           BY:      NORTH ATLANTIC CAPITAL
                                                    PARTNERS, L.P.



                                           By: /s/ Gregory B. Peters
                                               --------------------------------
                                               General Partner


                                           VERMONT VENTURE CAPITAL FUND, L.P.

                                           BY:      VERMONT VENTURE CAPITAL
                                                    PARTNERS, L.P.



                                           By: /s/ Gregory B. Peters
                                               --------------------------------
                                               General Partner


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